EX99.B(g)(3)


                             WELLS FARGO FUNDS TRUST

                          SECURITIES LENDING AGREEMENT

         This Agreement, made as of the 8th day of November, 1999, by and among Wells Fargo Funds Trust (the "Trust") on behalf of its funds now existing or hereafter created (the "Funds"), Wells Fargo Bank, N.A., as adviser for the Funds ("Wells Fargo") and Norwest Bank Minnesota, N.A., as custodian for the Funds (the "Custodian").

         WHEREAS, the Custodian has established a securities lending program (the "Program") to permit its retirement plan, trust and custody clients to loan securities;

         WHEREAS, the Funds listed in Exhibit A desire to participate in the Program and the Board of Trustees having approved their participation in the Program; and

         NOW, THEREFORE, the parties hereto agree as follows:
1.       Adviser's Activities

              As investment adviser to the Funds, Wells Fargo's responsibility with respect to securities lending activities shall be to perform or supervise the performance by sub-advisers or, to the extent delegated by this Agreement, the Custodian, in accordance with securities lending guidelines approved by the Board of Trustees of the Trust (the "Guidelines"), of the following:

     a. To negotiate or approve the terms and conditions of securities loans entered into by the Funds.

     b.   To  evaluate  the   creditworthiness  of  and  select  borrowers  (the
          "Borrowers").

     c. To invest any cash collateral received from the Borrowers or obtained through repurchase transactions with respect to non-cash collateral received from the Borrowers.

     d. To identify to the Custodian securities in the Funds that are eligible to be loaned under the Program and securities that are not eligible to be loaned.

     e.   To provide to the Custodian a schedule of permitted lending rates.

     f. To update all such information as necessary in consultation with the Custodian.

2.       Delegation of Authority

              Wells Fargo hereby delegates to the Custodian the administration of the Funds' securities lending activities, subject to the monitoring and supervision of Wells Fargo and/or the appropriate sub-advisers (the "Advisers"), and the Custodian hereby accepts such delegation. Pursuant to this delegation of authority:

     a. The Custodian may only enter into loans on terms and conditions approved by the Advisers (the "Securities Loan Agreement").

     b.   The  Custodian   may  only  enter  into  loans  with  entities   whose
          creditworthiness have been evaluated by the Advisers and who have been approved by the Advisers to act as Borrowers.

     c. The Custodian may only invest cash collateral received from the Borrowers or obtained through repurchase arrangements with respect to non-cash collateral in securities specified by the Adviser in writing, as provided to the Custodian from time to time.

     d. The Advisers retain full discretion and power to prevent any loan from being made or to instruct the Custodian to terminate any loan once made.

3.       Custodian's Activities

              For the compensation described below and in accordance with the Guidelines, and subject to the direction and supervision of the Advisers, the Custodian undertakes the following:

a. To enter into a Securities Loan Agreement with each Borrower setting forth the general terms governing loans made under the Program.

b. To open an account (the "Account") for each Fund participating in the Program. Each loan made will be made on behalf of and solely for the benefit of an Account.

c. To implement loans consistent with its delegated authority and with the Funds' prospectuses directly or through a finder, for a minimum of one day but within the term as set forth in the Guidelines, retaining the power to terminate the loan at any time unless otherwise agreed with the Funds.

d. To require each loan when made to be collateralized in the amount of 102% of the market value of any domestic securities loaned or 105% of the market value of any international securities loaned, as the case may be, and accrued interest.

e. To mark each loaned security to market daily using the closing valuation as of the prior business day. The Custodian shall use a pricing service to obtain market valuation. If the market value of the given collateral falls to 100% of the market value of the loaned security plus accrued interest, the Custodian shall request additional collateral from the Borrower to bring the collateralization back to 102% for any domestic securities loaned or 105% for any international securities loaned. Collateral in excess of 102% or 105%, as the case may be, will be returned to the Borrower if requested.

f. To receive and take possession of collateral in the form of cash, government securities (as defined in the Investment Company Act of 1940 (the "Act")), irrevocable letters of credit issued by certain approved banks, or such other collateral as may be permitted by the Securities and Exchange Commission (the "Commission") or its staff. To the extent permitted under the Act, and as interpreted by the staff of the Commission or pursuant to any exemptive order thereunder, cash received from all loans from Accounts may be commingled for investment purposes. Such cash may be invested only in securities approved in writing by the Advisers that are permissible investments for each Fund.

g. Normally, securities loaned and cash or government securities transferred as collateral will be processed, similar to security purchases and sales, through the Depository Trust Company or a Federal Reserve Bank or any other appropriate clearing organization (the "Clearing Organization").

4.       Allocation of Security Loans Among Participants

              The Custodian maintains a list of securities available for lending through the Program, including available Fund securities. The Custodian will use reasonable efforts to allocate loans among participants in the Program in a way that is fair to all participants, including the Funds. As a result of this allocation, the Funds understand that a single Borrower may be lent a significant portion, or all, of the Funds' securities available for lending. The Funds also understand that other Program participants may absorb all demand for particular securities and that the Funds' securities may not be loaned even where identical securities are being loaned by the Custodian as part of the Program on behalf of other participants.
5.       Termination of Any Security Loan

              A loan may be terminated by the Custodian or the Borrower at any time pursuant to the Securities Loan Agreement covering the loan. The Advisers may request the Custodian to terminate any loan of securities for any reason at any time. Upon such loan termination, the Custodian will take delivery or receive through a Clearing Organization the securities to be returned. The Custodian will return to the Borrower directly or through the Clearing Organization the collateral securing the loan. The Securities Loan Agreement will provide for the return of corporate securities no later than the third business day following loan termination notice and, in the case of government securities, no later than the next business day following loan termination notice. Notwithstanding the foregoing, the Custodian will have a reasonable time after receiving the Advisers' loan termination request to liquidate cash collateral investments prior to terminating the loan.
6.       Portfolio Investment Activity and Corporate Actions in Regard to
         Loaned Securities

              The Funds' Accounts are entitled to all cash dividends, stock dividends, stock splits, rights of distribution, conversion privileges, tender and exchange offers, and similar corporate actions with respect to any loaned securities as if the securities had not been loaned. During any period when securities are loaned, the Funds waive their right to vote such securities. The Funds may regain the right to vote securities by causing a timely termination of a loan in advance of the record date established for determining stockholder entitlement to vote. Any securities of the portfolio that are on loan may be sold by the Advisers at any time. Upon receipt by the Custodian of notice from the Advisers of any sale, the Custodian will initiate action to terminate the loan of the securities sold. If such notice is not received by the Custodian, the Custodian assumes no liability for the failure of the transaction to settle on contractual settlement date.
7.       Recordkeeping and Reporting

              The Custodian will monitor daily the value of the loaned security and the collateral. The Custodian will provide recordkeeping and accounting services necessary for the operation of the Program. The Custodian will keep security loan records separate from the Funds' custodial or fiduciary portfolio records. The Custodian will credit income from each loan to the Funds' Accounts at least once a month. The Custodian will provide the Advisers with a detailed monthly report, which shall include all loan activity, Borrowers to whom loans were made, and income earned. The Custodian will also provide the Advisers with a list of each Fund's securities lending positions on a daily basis and will provide such other reports as the Advisers or the Board of Trustees of the Trust may reasonably request.
8.       Fees

              In acting as Custodian for the Funds, the Custodian will receive a transaction-based charge for every securities movement in the Account associated with each loan (the "Transaction Charge"). The Transaction Charge will be in the amounts shown on Exhibit A to this Agreement, provided that, on a monthly basis, the aggregate Transaction Charge shall not exceed 40% of the Account Revenues, as defined below. Total Transaction Charges will be determined and charged monthly. As of the effective date of this Agreement, an exemptive order (the "Order") is being sought from the Commission, which would permit the Custodian to receive a percentage of the Account Revenues. As used herein, "Account Revenues" means all revenue, in the form of (a) earnings on the investment of cash collateral provided by a Borrower in connection with a loan from an Account through the Program, net of any agreed-upon amount payable to the Borrower out of such earnings, or (b) separate lending fees payable by a Borrower when the collateral provided by the Borrower is in the form of letters of credit or government securities, in each case net of expenses. Until the Order is obtained, and all conditions of the Order have been satisfied, the Funds will retain all Account Revenues. After the Order is obtained, and all conditions of the Order have been satisfied, the Funds will receive 60% of the Account Revenues, and the Custodian will receive the remaining 40% of the Account Revenues in lieu of the Transaction Charge. Account Revenues will be calculated and credited monthly.
9.       Risk of Loss

              The Funds assume all risk of loss arising out of Borrower defaults on return of lent securities, collateral deficiencies or collateral investment loss, provided the terms and conditions of this Agreement and the Guidelines have been observed by the Custodian. If the Borrower defaults on the return of a lent security, in accordance with the Securities Loan Agreement, the Funds or the Custodian, if authorized, may purchase securities identical to the lent securities (or their equivalent in the event of reorganization, recapitalization or merger of the issuer of the borrowed security) and may apply the collateral to the payment of the purchase price, expenses and other obligations under the Securities Loan Agreement. The Custodian assumes all risk of loss arising out of negligent operation of its Program or any failure by it to observe the terms and conditions of this Agreement or the Guidelines.
10.      Termination

              This Agreement may be terminated at any time by any party upon 60 days' written notice to the others. Upon mutual agreement, the parties may waive all or part of the notice period. The Custodian will terminate all loans from the Funds' Accounts in accordance with the Security Loan Agreement in time for lent securities to be returned to the Funds prior to the effective date of any such termination.
11.      Construction

              Each Fund shall be deemed to have entered into this Agreement severally and not jointly, and the provisions of this Agreement shall be construed accordingly. Each reference hereunder to the Funds or a Fund shall be deemed a separate reference solely to the Fund to which a particular loan under this Agreement relates. Under no circumstances shall the rights, obligations or remedies hereunder with respect to a particular Fund constitute a right, obligation or remedy applicable to any other Fund. In particular, and without otherwise limiting the scope of this Section: (i) the collateral and mark to market requirements specified in Section 3 of this Agreement shall be calculated separately based solely upon the loans entered into by each Fund; and (ii) the Custodian shall have no right to set off claims against or amounts owed by one Fund by applying property of another Fund.
12.      Notices

              Notice to the Funds shall be directed and mailed as follows:


                           Wells Fargo Funds Trust
                           111 Center Street, Suite 300
                           Little Rock, AR 72201
                           Attn:  Richard H. Blank, Jr.

                           With a copy to:

                           Morrison & Foerster LLP
                           2000 Pennsylvania Avenue, N.W., #5500
                           Washington, DC 20006
                           Attn:  Marco E. Adelfio

              Notice to the Advisers shall be directed and mailed as follows:

                           Wells Fargo Bank, N.A.
                           525 Market Street, 12th Floor
                           San Francisco, CA 94105
                           Attn:  Michael J. Hogan

                           With a copy to:

                           Wells Fargo Bank, N.A.
                           633 Folsom Street, 7th Floor
                           San Francisco, CA 94107
                           Attn:  C. David Messman

              Notice to the Custodian shall be directed and mailed as follows:

                           Norwest Bank Minnesota, N.A.
                           Investment Management & Trust- Securities Lending Norwest Center
                           Sixth Street and Marquette Avenue
                           Minneapolis, MN 55479-0029
                           Attn:  Robert G. Smith
13.      Section Headings

              The headings of sections in this Agreement are inserted for convenience of reference and shall not be deemed to be a part of or used in the construction of this Agreement.
14.      Governing Law

              This Agreement and all transactions hereunder shall be governed by, interpreted, construed and enforced in accordance with the laws of the State of California.
15.      Successors and Assigns

              This Agreement shall be binding on and enforceable against the successors and assigns of the parties. This Agreement may not be assigned by any party without the prior written consent of the other parties hereto.
16.      Effective Date and Term

              This Agreement shall be effective on the 8th day of November, 1999. This Agreement shall continue in effect for one year, unless earlier terminated in accordance with Section 10, and from year to year thereafter provided it shall be renewed at least annually by the Trust's Board of Trustees, including a majority of the Trust's disinterested Trustees.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.


                                                         WELLS FARGO FUNDS TRUST


                                                   By: /s/ Richard H. Blank, Jr.
                                                           Richard H. Blank, Jr.
                                                             Assistant Secretary


                                                          WELLS FARGO BANK, N.A.


                                                        By: /s/ Michael J. Hogan
                                                                Michael J. Hogan
                                                        Executive Vice President


                                                        By: /s/ Karla M. Rabusch
                                                                Karla M. Rabusch
                                                                  Vice President


                                                    NORWEST BANK MINNESOTA, N.A.


                                                         By: /s/ Robert G. Smith
                                                                 Robert G. Smith
                                                 Managing Director of Securities
                                                                         Lending

                                    Exhibit A


                        FUNDS OF WELLS FARGO FUNDS TRUST

1.       Aggressive Balanced-Equity Fund
2.       Arizona Tax-Free Fund
3.       Asset Allocation Fund
4.       California Limited Term Tax-Free Fund
5.       California Tax-Free Fund
6.       California Tax-Free Money Market Fund
7.       California Tax-Free Money Market Trust
8.       Cash Investment Money Market Fund
9.       Colorado Tax-Free Fund
10.      Corporate Bond Fund
11.      Disciplined Growth Fund
12.      Diversified Bond Fund
13.      Diversified Equity Fund
14.      Diversified Small Cap Fund
15.      Equity Income Fund
16.      Equity Index Fund
17.      Equity Value Fund
18.      Government Money Market Fund
19.      Growth Balanced Fund
20.      Growth Equity Fund
21.      Growth Fund
22.      Income Fund
23.      Income Plus Fund
24.      Index Allocation Fund
25.      Index Fund
26.      Intermediate Government Income Fund
27.      International Equity Fund
28.      International Fund
29.      Large Company Growth Fund
30.      LifePath Opportunity Fund
31.      LifePath 2010 Fund
32.      LifePath 2020 Fund
33.      LifePath 2030 Fund
34.      LifePath 2040 Fund
35.      Limited Term Government Income Fund
36.      Minnesota Intermediate Tax-Free Fund
37.      Minnesota Money Market Fund
38.      Minnesota Tax-Free Fund
39.      Moderate Balanced Fund
40.      Money Market Fund
41.      Money Market Trust
42.      National Limited Term Tax-Free Fund
43.      National Tax-Free Fund
44.      National Tax-Free Institutional  Money Market Fund
45.      National Tax-Free Money Market Fund
46.      National Tax-Free Money Market Trust
47.      Oregon Tax-Free Fund
48.      Overland Express Sweep Fund
49.      Prime Investment Money Market Fund
50.      Small Cap Growth Fund
51.      Small Cap Opportunities Fund
52.      Small Cap Value Fund
53.      Small Company Growth Fund
54.      Stable Income Fund
55.      Strategic Income Fund
56.      Treasury Plus Institutional Money Market Fund
57.      Treasury Plus Money Market Fund
58.      100% Treasury Money Market Fund
59.      Variable Rate Government Fund
60.      Wealthbuilder Growth & Income Portfolio
61.      Wealthbuilder Growth Balanced Portfolio
62.      Wealthbuilder Growth Portfolio



Approved by Board of Trustees:      August 19, 1999

                                    EXHIBIT B



                  Fee Schedule for Securities Lending Activity

                       $25.00 for each new loan and return
               $5.00 for each debit mark and credit mark per loan
      Reasonable hourly charges as required for special lending situations





















Effective Date:  November 8, 1999